UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2024

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(650) 646-3320
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2024, Mondee Holdings, Inc., a Delaware corporation (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) virtually. As of May 8, 2024, the record date for the Annual Meeting, there were a total of 87,795,624 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), issued, outstanding and entitled to vote at the Annual Meeting. At the opening of the Annual Meeting, there were present stockholders or proxy holders representing at least 65,808,044 shares of Common Stock entitled to vote there at, which represented 74.96% of the shares of Common Stock entitled to vote, and which constituted a quorum of the shares of Common Stock for the transaction of business, in accordance with Section 2.8 of the Company’s bylaws.

The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, withheld from, or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal 1. Election of Two Class II Directors

Votes regarding the election of the persons named below as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2027 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Name	For	Withheld	Broker Non-Votes
Pradeep Udhas	55,301,869	299,780	10,206,395
Mona Aboelnaga Kanaan	55,279,295	322,354	10,206,395

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a Class II director for a three-year term expiring at the annual meeting of stockholders in 2027 and until such director’s successor has been duly elected and qualified or until such director’s earlier resignation or removal.

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP. as the Company’s Independent Registered Public Accounting Firm

Votes regarding the ratification of the appointment by the audit committee of the board of directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, were as follows:

For	Against	Abstain
65,794,307	13,436	301

Based on the votes set forth above, the appointment of Deloitte & Touche LLP, as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2024, was duly ratified by the Company’s stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: July 5, 2024

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Financial Officer